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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 2002


                                  Quantech Ltd.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



       000-19957                                                 41-1709417
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)


                           815 Northwest Parkway, #100
                             Eagan, Minnesota 55121
              (Address of Principal Executive Offices and Zip Code)


                                 (651) 647-6370
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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Item 4. Changes in Registrant's Certifying Accountant.

         On October 9, 2002, McGladrey & Pullen, LLP resigned as the Company's principal independent accountant.

         An audit has not been conducted for the fiscal year ended June 30, 2002. There were not, in connection with the audit of the fiscal year ended June 30, 2001 and any subsequent interim period preceding McGladrey & Pullen, LLP's resignation, any disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to McGladrey & Pullen, LLP's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report, nor has McGladrey & Pullen, LLP's report on the financial statements of the Company for the fiscal year ended June 30, 2001, contained an adverse opinion or disclaimer of opinion or been qualified as to audit scope or accounting principles. The audit report of McGladrey & Pullen, LLP on the consolidated financial statements as of and for the year ended June 30, 2001 contained a separate paragraph stating that the Company is a development stage company which has suffered significant losses from operations, requires significant additional financing, and ultimately needs to continue development of its product, obtain FDA approval, generate significant revenues, and successfully attain profitable operations to realize the value of its license agreement and to remain a going concern, and that these factors raise substantial doubt about the Company's ability to continue as a going concern.

         Neither the Board of Directors nor the Audit Committee has taken any action with respect to such resignation. The Company is currently attempting to identify and engage a new independent accountant.


Item 7. Financial Statements and Exhibits.

         (a)      Financial statements of businesses acquired.

                  None

         (b)      Pro forma financial information:

                  None

         (c)      Exhibits:  See Exhibit Index on page following Signatures.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           QUANTECH LTD.


                                           By  /s/ James F. Lyons
                                               ---------------------------------
Date:  October 10, 2002                        James F. Lyons, Chief Executive
                                               Officer



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                                  EXHIBIT INDEX

                                  Quantech Ltd.
                             Form 8-K Current Report




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
Exhibit
Number        Description
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

 16           Letter from McGladrey & Pullen, LLP
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